As filed with the Securities and Exchange Commission on December 21, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: April 30

Date of reporting period: May 1, 2018 – October 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

MONONGAHELA ALL CAP VALUE FUND

Semi-Annual Report

October 31, 2018
(Unaudited)

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2018

Dear Shareholder,

We are pleased to offer this semi-annual report for the Monongahela All Cap Value Fund (the “Fund”) for the time period from May 1, 2018 to October 31, 2018. For this period, the Fund was up 0.29%, the S&P 500 Index (the “S&P 500”) was up 3.40% and the Russell 2000 Value Index was down 1.52%. Calendar Year to date (January 1st to October 31st) the Monongahela All Cap Value Fund is down 2.84%, the S&P 500 is up 3.01% and the Russell 2000 Value Index is down 2.46%.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

The calendar third quarter saw powerful gains in the US equity markets, led again by mega cap technology companies and large cap healthcare companies. In an interesting divergence, US markets rallied in the third quarter while Emerging and European markets struggled. In the Fixed Income market, yields continued to move higher as the two-year Treasury Note rose to 2.81% while the ten-year Treasury Note advanced to 3.05%. Since the end of the third quarter, the broader market and in particular tech stocks have rolled over. As an example, Amazon and Netflix are down more than 20% since September 30, 2018, while Facebook is down approximately 20% since the beginning of the year. In contrast, the consumer staple sector, which had been struggling all year is up almost 4% since September 30th, 2018.

Market Cycles

Howard Marks, Co-Founder and Co-Chairman of Oaktree Capital Management released his latest book on October 2, 2018, titled Mastering the Market: Getting the Odds on Your Side. His investment acumen, honed over fifty years as a value oriented manager, has allowed Marks to observe various market cycles and analyze their workings. In his study of historical patterns, he looks for opportunities that are created by the “mood swings of the securities markets.”

In business, financial and market cycles, most excesses on the upside-and the inevitable reactions to the downside, which also tend to overshoot- are the result of exaggerated swings of the pendulum of psychology. Thus understanding and being alert to excessive swings is an entry-level requirement for avoiding harm from cyclical extremes, and hopefully for profiting from them. (Howard Marks, p 82) *

Before we can gauge how far the pendulum has swung, we first identify intrinsic value through various quantitative measures. Once we understand the inherent value of a security, it takes a Herculean effort to avoid the “Call of the Sirens.”

Procter & Gamble illustrates the tendency to extrapolate negative trends ad infinitum, resulting in mispricing. By early May of 2018, Procter & Gamble had fallen approximately 20% to $73 per share from its year-end price of $91.88. As expected, a cacophony of negative commentary and sell recommendations accompanied the decline. There were fears of margin pressure, concerns about the impact of Amazon, lack of pricing power, low organic growth as well as a myriad of other ills. The forces of forecasting pessimism pulled the pendulum far to the left of equilibrium. From that oversold position, the stock began to rally. The rally culminated with a one day 8.38% gain on October 19th, after Procter & Gamble reported healthy organic demands for many of its core brands, like Old Spice, Pantene, Olay, and Head and Shoulders. From its May bottom, Procter &Gamble has rallied 19% while yielding almost 4% in dividends. We of course could not forecast the future in May; however the excessive selling lowered the risk to the point where the risk/reward was stacked in our favor. The down cycle created extreme pessimism resulting in an opportunity to buy a blue chip Dow stock at a significant discount to intrinsic value.

The Fund’s performance was affected by its mid-cap average weighting and our emphasis on consumer staples. As noted above, the S&P 500 gained 3.4% while the Russell 2000 Value Index was down 1.52% during the six month period ending October 31, 2018. Our value oriented analysis suggests we are late in the cycle for the S&P 500, led by the mega cap technology companies. At the same time, the defensive sectors, like consumer staples, appear to be trading below intrinsic value.

*	Marks, Howard. Mastering the Market Cycle: Getting the Odds on Your Side. New York: Houghton Mifflin Harcourt, 2018.

MONONGAHELA ALL CAP VALUE FUND

A MESSAGE TO OUR SHAREHOLDERS

OCTOBER 31, 2018

Portfolio Additions

During the May 1st to October 31st period, we continued to invest in consumer staples and out of favor defensive sectors. Consumer additons include B & G Foods, Campbell Soup Co., General Mills, Procter & Gamble, and Starbucks. In additon, we were able to add a few high quality technolgy stocks that have been cast aside as the crowds rushed to the exit. Lam Research and Seagate Technologies are two, both with above average dividend yields and leaders in their field. In the industrial sector, we found value in Badger Meter, Mueller Water Products, and Emerson Electric.

Portfolio Deletions

Reis Inc. was purchased at a premium by Moody’s Corp. and we liquidated our position. Alico made a partial tender and we decided to sell into the offer. Mine Safety moved well above our intrinsic value and we liquidated. It is always hard to sell such quality companies, but it is imperative that we stay with our discipline. We sold Federated Investors after Federated purchased London based ESG manager Hermes Investment Management. The acquisition changed Federated’s investment profile and increased its risk profile. It may work out well but there was enough uncertainty to warrant exiting the position. Goldman Sachs was sold for a small profit. The risk profile increased on Goldman and when risk profiles increase, we most often sell.

We have spent a considerable number of years observing and understanding cycles. For consumer staples like Procter & Gamble, General Mills and Walgreens Boots Alliance the psychological pendulum has begun to swing back from pessimistic extremes. Excessive risk aversion in the Consumer Staple sector has lowered prices and presents a long-term opportunity for above average total returns. Understanding behavioral tendencies along with the study of cycles significantly enhances return potential.

Mark Rodgers	Michael C. Rodgers
Co-Manager	Co-Manager

IMPORTANT RISKS AND DISCLOSURES:

Mutual fund investing involves risk, including possible loss of principal. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on mutual fund investments. A value investing strategy involves the risk that undervalued securities may not appreciate as anticipated or will remain undervalued for long periods of time. Securities of micro-, small- and mid-capitalization companies may be more volatile and less liquid than those of large-cap companies due to limited resources or product lines and greater sensitivity to adverse economic conditions.

The views in this report were those of the Fund managers as of October 31, 2018, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

MONONGAHELA ALL CAP VALUE FUND

PERFORMANCE CHART AND ANALYSIS

OCTOBER 31, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Monongahela All Cap Value Fund (the “Fund”) compared with the performance of the benchmarks, the S&P 500® Index (the “S&P 500”) and the Russell 2000® Value Index (the “Russell 2000 Value”), since inception. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Russell 2000 Value measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $10,000 Investment

Monongahela All Cap Value Fund vs. S&P 500 Index vs. Russell 2000 Value Index

Average Annual Total Returns Periods Ended October 31, 2018	Six Month	One Year	Five Year	Since Inception 07/01/13
Monongahela All Cap Value Fund	0.29%	2.34%	8.32%	9.56%
S&P 500® Index	3.40%	7.35%	11.34%	12.49%
Russell 2000® Value Index	-1.52%	-0.59%	7.18%	8.63%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.38%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (855) 392-9331.

MONONGAHELA ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

Shares	Security Description	Value
Common Stock - 96.2%
Consumer Discretionary - 15.4%
15,000	El Pollo Loco Holdings, Inc. (a)	$187,650
2,500	Hasbro, Inc.	229,275
3,000	Meredith Corp.	154,680
1,000	Starbucks Corp.	58,270
2,500	Tapestry, Inc.	105,775
5,000	Target Corp.	418,150
9,000	Williams-Sonoma, Inc.	534,420
		1,688,220
Consumer Staples - 17.9%
8,000	B&G Foods, Inc.	208,320
8,000	Campbell Soup Co.	299,280
9,500	General Mills, Inc.	416,100
5,000	The Coca-Cola Co.	239,400
3,000	The Procter & Gamble Co.	266,040
1,000	United-Guardian, Inc.	17,240
5,000	Walgreens Boots Alliance, Inc.	398,850
2,500	Weis Markets, Inc.	115,375
		1,960,605
Energy - 3.4%
3,000	Apache Corp.	113,490
5,000	Schlumberger, Ltd.	256,550
		370,040
Financials - 9.5%
3,000	American Express Co.	308,190
1,000	AXA Equitable Holdings, Inc. (a)	20,290
2,500	Brighthouse Financial, Inc. (a)	99,075
9,000	MetLife, Inc.	370,710
11,000	Old Republic International Corp.	242,550
		1,040,815
Health Care - 12.2%
2,000	Celgene Corp. (a)	143,200
3,500	Eli Lilly & Co.	379,540
4,000	Gilead Sciences, Inc.	272,720
2,000	Hologic, Inc. (a)	77,980
2,500	PerkinElmer, Inc.	216,200
1,000	Teleflex, Inc.	240,740
		1,330,380
Industrials - 12.7%
4,000	Emerson Electric Co.	271,520
5,000	Fortune Brands Home & Security, Inc.	224,150
4,000	Hubbell, Inc.	406,800
9,000	Mueller Water Products, Inc., Class A	92,340
15,000	Pitney Bowes, Inc.	99,300
4,000	The Gorman-Rupp Co.	138,000
1,500	United Parcel Service, Inc., Class B	159,810
		1,391,920
Materials - 3.2%
6,750	Bemis Co., Inc.	308,948
250	International Flavors & Fragrances, Inc.	36,165
		345,113
Technology - 20.2%
6,500	Badger Meter, Inc.	319,215
7,500	Corning, Inc.	239,625
1,000	F5 Networks, Inc. (a)	175,280
14,000	II-VI, Inc. (a)	521,220
1,500	International Business Machines Corp.	173,145
2,500	Lam Research Corp.	354,325

Shares	Security Description	Value
Technology - 20.2% (continued)
10,750	Seagate Technology PLC	$432,472
		2,215,282
Utilities - 1.7%
3,500	National Fuel Gas Co.	190,015
Total Common Stock (Cost $9,748,832)		10,532,390
Money Market Fund -3.6%
396,662	Dreyfus Treasury Prime Cash Management, Institutional Shares, 2.03%(b) (Cost $396,662)	396,662

Investments, at value - 99.8% (Cost $10,145,494)		$10,929,052
Other Assets & Liabilities, Net - 0.2%		16,846
Net Assets - 100.0%		$10,945,898

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of October 31, 2018.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$10,532,390
Level 2 - Other Significant Observable Inputs	396,662
Level 3 - Significant Unobservable Inputs	–
Total	$10,929,052

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended October 31, 2018.

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	15.5%
Consumer Staples	17.9%
Energy	3.4%
Financials	9.5%
Health Care	12.2%
Industrials	12.7%
Materials	3.2%
Technology	20.3%
Utilities	1.7%
Money Market Fund	3.6%
100.0%

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2018

ASSETS
Investments, at value (Cost $10,145,494)	$10,929,052
Receivables:
Fund shares sold	30,000
Dividends	14,903
From investment adviser	7,167
Prepaid expenses	6,464
Total Assets	10,987,586

LIABILITIES
Payables:
Investment securities purchased	20,090
Accrued Liabilities:
Trustees’ fees and expenses	17
Fund services fees	8,358
Other expenses	13,223
Total Liabilities	41,688

NET ASSETS	$10,945,898

COMPONENTS OF NET ASSETS
Paid-in capital	$9,596,630
Undistributed net investment income	166,491
Accumulated net realized gain	399,219
Net unrealized appreciation	783,558
NET ASSETS	$10,945,898

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	799,307

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$13.69

*	Shares redeemed or exchanged within 60 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED OCTOBER 31, 2018

INVESTMENT INCOME
Dividend income	$152,291
Total Investment Income	152,291

EXPENSES
Investment adviser fees	41,301
Fund services fees	86,967
Custodian fees	2,594
Registration fees	3,279
Professional fees	18,204
Trustees' fees and expenses	1,429
Other expenses	9,755
Total Expenses	163,529
Fees waived and expenses reimbursed	(116,721)
Net Expenses	46,808

NET INVESTMENT INCOME	105,483

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(57,528)
Net change in unrealized appreciation (depreciation) on investments	(47,348)
NET REALIZED AND UNREALIZED LOSS	(104,876)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$607

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended October 31, 2018	For the Year EndedApril 30, 2018
OPERATIONS
Net investment income	$105,483	$148,031
Net realized gain (loss)	(57,528)	928,961
Net change in unrealized appreciation (depreciation)	(47,348)	(319,824)
Increase in Net Assets Resulting from Operations	607	757,168

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(112,614)
Net realized gain	–	(799,078)
Total Distributions to Shareholders	–	(911,692)

CAPITAL SHARE TRANSACTIONS
Sale of shares	953,344	1,597,093
Reinvestment of distributions	–	906,285
Redemption of shares	(149,282)	(152,697)
Redemption fees	148	–
Increase in Net Assets from Capital Share Transactions	804,210	2,350,681
Increase in Net Assets	804,817	2,196,157

NET ASSETS
Beginning of Period	10,141,081	7,944,924
End of Period (Including line (a))	$10,945,898	$10,141,081
SHARE TRANSACTIONS
Sale of shares	67,112	113,085
Reinvestment of distributions	–	64,361
Redemption of shares	(10,503)	(10,437)
Increase in Shares	56,609	167,009

(a) Undistributed net investment income	$166,491	$61,008

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	For the Six Months Ended October 31, 2018		For the Years Ended April 30,				July 1, 2013 (a) Through April 30, 2014
			2018	2017	2016	2015
NET ASSET VALUE, Beginning of Period	$13.65		$13.80	$11.44	$11.71	$11.25	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.14		0.23	0.17	0.13	0.08	0.06
Net realized and unrealized gain (loss)	(0.10)		1.09	2.46	(0.21)	0.59	1.36
Total from Investment Operations	0.04		1.32	2.63	(0.08)	0.67	1.42
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.17)	(0.16)	(0.10)	(0.07)	(0.03)
Net realized gain	–		(1.30)	(0.11)	(0.09)	(0.14)	(0.14)
Total Distributions to Shareholders	–		(1.47)	(0.27)	(0.19)	(0.21)	(0.17)
REDEMPTION FEES(b)	0.00	(c)	–	–	–	–	0.00	(c)
NET ASSET VALUE, End of Period	$13.69		$13.65	$13.80	$11.44	$11.71	$11.25
TOTAL RETURN	0.29	%(d)	9.36%	23.18%	(0.59)%	6.01%	14.29	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$10,946		$10,141	$7,945	$5,698	$4,224	$2,479
Ratios to Average Net Assets:
Net investment income	1.92	%(e)	1.63%	1.37%	1.20%	0.71%	0.64	%(e)
Net expenses	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85	%(e)
Gross expenses (f)	2.97	%(e)	3.36%	4.29%	5.49%	7.76%	14.84	%(e)
PORTFOLIO TURNOVER RATE	14	%(d)	60%	51%	95%	71%	32	%(d)

(a)	Commencement of operations.

(b)	Calculated based on average shares outstanding during each period.

(c)	Less than $0.01 per share.

(d)	Not annualized.

(e)	Annualized.

(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2018

Note 1. Organization

The Monongahela All Cap Value Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on July 1, 2013. The Fund seeks total return through long-term capital appreciation and income.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2018

with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of October 31, 2018, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of October 31, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Monongahela Capital Management (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund’s average daily net assets.

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2018

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of- pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.85%, through September 1, 2019 (“Expense Cap”). Other Fund service providers have voluntarily agreed to waive a portion of their fees. The voluntary waivers may be changed or eliminated at any time. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. For the period ended October 31, 2018, fees waived and expenses reimbursed were as follows:

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
$41,301	$31,327	$44,093	$116,721

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of October 31, 2018, $428,915 is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended October 31, 2018 were $2,250,761 and $1,459,753 respectively.

Note 6. Federal Income Tax

As of October 31, 2018, cost for federal income tax purposes is substantially the same for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,377,247
Gross Unrealized Depreciation	(593,689)
Net Unrealized Appreciation	$783,558

MONONGAHELA ALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2018

As of April 30, 2018, distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$135,992
Undistributed Long-Term Gain	392,680
Unrealized Appreciation	819,989
Total	$1,348,661

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

MONONGAHELA ALL CAP VALUE FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (855) 392-9331 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 392-9331 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,002.93	$4.29	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

MONONGAHELA ALL CAP VALUE FUND

FOR MORE INFORMATION:

P.O. Box 588

Portland, ME 04112
(855) 392-9331 (toll free)

mcmvalue.ta@atlanticfundservices.com

www.Moncapfund.com

INVESTMENT ADVISER

Monongahela Capital Management
223 Mercer Street

Harmony, PA 16037

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588

Portland, ME 04112

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100
Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

211-SAR-1018

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	December 18, 2018

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	December 18, 2018